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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                       October 8, 2001 (October 8, 2001)



                               GLOBAL MARINE INC.
               (Exact name of registrant as specified in charter)



              Delaware                     1-5471              95-1849298
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)



          777 N. Eldridge Parkway, Houston, Texas              77079-4493
          (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (281) 596-5100



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Item 5. Other Events

On October 8, 2001, Global Marine Inc., a company incorporated under the laws of Delaware, and Santa Fe International Corporation, a company incorporated under the laws of the Cayman Islands, issued a joint press release announcing that their respective shareholder meetings for approval of their merger related proposals will be held on Tuesday, November 20, 2001, and that shareholders of record of each of the companies as of the close of business on October 15, 2001, will be entitled to vote at their respective meetings. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

     99.1 Joint Press Release of Global Marine Inc. and Santa Fe International Corporation dated October 8, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GLOBAL MARINE INC.



Date: October 8, 2001          By:  /s/ Alexander A. Krezel
                                   --------------------------------------
                                     Alexander A. Krezel
                                     Vice President, Corporate Secretary
                                        and Assistant General Counsel